EXHIBIT 21.1

Subsidiaries of MSCI Inc.

NAME	Jurisdiction of Incorporation/Organization
Barra, LLC	Delaware
Investment Property Databank Limited	Illinois
Investor Force Holdings, Inc.	Delaware
RiskMetrics Group, LLC	Delaware
MSCI Australia Pty Limited	Australia
MSCI Barra Financial Information Consultancy (Shanghai) Limited	China
MSCI Hong Kong Management Limited	Hong Kong
MSCI Barra SA	Switzerland
MSCI Chile Limitada	Chile
MSCI ESG Research Inc.	Delaware
MSCI Canada Inc.	Canada
MSCI Services Private Limited	India
MSCI KFT	Hungary
MSCI Holdings LLC	Delaware
MSCI S. de R.L. de C.V.	Mexico
MSCI Scot 1 LP	Scotland

Subsidiaries of Barra, LLC

NAME	Jurisdiction of Incorporation/Organization
Barra International, LLC	Delaware
Barra Japan K.K.	Japan
Financial Engineering Associates, Inc.	California

Subsidiaries of Barra International, LLC

NAME	Jurisdiction of Incorporation/Organization
BarraConsult, Ltda.	Brazil

Subsidiaries of RiskMetrics Group, LLC

NAME	Jurisdiction of Incorporation/Organization
RiskMetrics Group Holdings, LLC	Delaware

Subsidiaries of RiskMetrics Group Holdings, LLC

NAME	Jurisdiction of Incorporation/Organization
RiskMetrics Solutions, LLC	Delaware
Institutional Shareholder Services Inc.	Delaware

Subsidiaries of RiskMetrics Solutions, LLC

NAME	Jurisdiction of Incorporation/Organization
Measurisk, LLC	Delaware
RiskMetrics (Singapore) Private Limited	Singapore

Subsidiaries of MSCI Scot 1 LP

NAME	Jurisdiction of Incorporation/Organization
MSCI GP I LLC	Delaware
MSCI Scot 2 LP	Scotland

Subsidiaries of MSCI Scot 2 LP

NAME	Jurisdiction of Incorporation/Organization
MSCI GP II LLC	Delaware
MSCI Cayman Limited	Cayman Islands

Subsidiaries of MSCI Cayman Limited

NAME	Jurisdiction of Incorporation/Organization
MSCI UK Holdings Limited	United Kingdom

Subsidiaries of MSCI UK Holdings Limited

NAME	Jurisdiction of Incorporation/Organization
MSCI Limited	United Kingdom
RiskMetrics (UK) Limited	United Kingdom

Subsidiaries of MSCI Limited

NAME	Jurisdiction of Incorporation/Organization
IPD Group Limited	United Kingdom

Subsidiaries of IPD Group Limited

NAME	Jurisdiction of Incorporation/Organization
IPD Norden AB	Sweden
IPD Trustee Limited	United Kingdom
KKIPD Japan	Japan
IPD Nederland B.V.	Netherlands
Investment Property Databank Proprietary Ltd.	Australia
IPD Investment Property Databank GMBH	Germany
Equity Property Databank Ltd.	United Kingdom
IPD France	France
Investment Property Databank Limited	United Kingdom
Investment Property Databank South Africa (Proprietary) Limited	South Africa

Subsidiaries of IPD Nederland B.V.

NAME	Jurisdiction of Incorporation/Organization
AEDEX Colleges B.V.	Netherlands

Subsidiaries of Institutional Shareholder Services, Inc.

NAME	Jurisdiction of Incorporation/Organization
Institutional Shareholder Services Europe S.A.	Belgium
Institutional Shareholder Services Canada Corp.	Nova Scotia
Institutional Shareholder Services K.K.	Japan
Investor Responsibility Research Center, Inc.	Delaware
1 Corporate Governance Pty Ltd.	Australia
Research, Recommendations and Electronic Voting Ltd.	United Kingdom
Securities Class Action Services, LLC	Delaware
ISS Europe Limited	United Kingdom
ISS Corporate Services, Inc.	Delaware
RiskMetrics (Australia) Pty Ltd.	Australia
Institutional Shareholder Services India Private Limited	India
Institutional Shareholder Services (Singapore) Private Limited	Singapore

Subsidiaries of Institutional Shareholder Services Europe S.A.

NAME	Jurisdiction of Incorporation/Organization
Institutional Shareholder Services France	France

Subsidiaries of MSCI ESG Research Inc.

NAME	Jurisdiction of Incorporation/Organization
MSCI ESG Research (France)	France
MSCI ESG Research (UK) Limited	United Kingdom
MSCI ESG Research (Australia) Pty Ltd.	Australia
KLD Research and Analytics, Inc.	Massachusetts

Subsidiaries of MSCI Hong Kong Management Limited

NAME	Jurisdiction of Incorporation/Organization
MSCI Hong Kong Limited	Hong Kong
MSCI Taiwan Limited	Taiwan

Subsidiaries of Investor Force Holdings, Inc.

NAME	Jurisdiction of Incorporation/Organization
Investor Force, Inc.	Delaware
Investor Force Securities, Inc.	Delaware